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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2004

                        ASPEN INSURANCE HOLDINGS LIMITED
             (Exact name of registrant as specified in its charter)

           BERMUDA                    001-31909                NOT APPLICABLE
(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)

                                  VICTORIA HALL
                               11 VICTORIA STREET
                                 HAMILTON HM 11
                                     BERMUDA
                    (Address of principal executive offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (441) 295-8201

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On November 2, 2004, Aspen Insurance Holdings Limited issued a press release announcing results for the third quarter ended September 30, 2004, which has been attached as Exhibit 99.1.

SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE

         On November 2, 2004, Aspen Insurance Holdings Limited issued a press release announcing results for the third quarter ended September 30, 2004, which has been attached as Exhibit 99.1.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01- FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibit is furnished under Items 7.01 and 2.02 as part of this report:

         99.1       Press Release of the Registrant, dated November 2, 2004.

         The information furnished under Item 7.01 "Regulation FD Disclosure"
and Item 2.02 "Results of Operations and Financial Condition" shall not be deemed "filed" for purpose of Section 18 of the Securities Exchange Act of 1934,
as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ASPEN INSURANCE HOLDINGS LIMITED
                                                                (Registrant)

Dated: November 2, 2004                     By: /s/ Julian Cusack
                                                --------------------------------
                                            Name: Julian Cusack
                                            Title: Chief Executive Officer

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                                INDEX TO EXHIBITS

EXHIBIT NO.                          DESCRIPTION
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99.1            Press Release of the Registrant dated November 2, 2004.

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